UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2008

Embarq Corporation

(Exact name of registrant as specified in charter)

Delaware	001-32732	20-2923630
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5454 W.110th Street, Overland Park, Kansas	66211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 323-4637

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

MERGER AGREEMENT

On October 26, 2008, Embarq Corporation (“Embarq”), and CenturyTel, Inc. (“CenturyTel”), a Louisiana corporation, entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides for a business combination whereby CenturyTel will merge with and into Cajun Acquisition Company (“Merger Sub”), a Delaware corporation and wholly owned subsidiary of CenturyTel (the “Merger”). As a result of the Merger, the separate corporate existence of Merger Sub will cease and Embarq will continue as the surviving corporation in the Merger. The Merger has been approved by the Boards of Directors of both Embarq and CenturyTel.

Pursuant to the Merger Agreement, at the effective time of the Merger, each share of Embarq common stock (other than shares owned by CenturyTel, Merger Sub and Embarq) will be converted into the right to receive 1.37 shares of common stock, par value $1.00 per share, of CenturyTel (the “Merger Consideration”). No fractional shares of common stock of CenturyTel will be issued in the Merger, and Embarq’s stockholders will receive cash in lieu of factional shares, if any, of CenturyTel common stock. Using the closing price of CenturyTel’s common stock of $29.50 on October 24, 2008, the Merger Consideration has a value equal to $40.42. It is expected that the Merger will qualify as a tax-free reorganization for U.S. Federal income tax purposes.

The consummation of the Merger is subject to the approval of stockholders of Embarq and CenturyTel. In addition, the Merger is subject to other customary closing conditions, including, among others, (i) expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) effectiveness of the registration statement on Form S-4 to be filed with the Securities and Exchange Commission and the approval of the listing on the New York Stock Exchange of the shares of common stock of CenturyTel to be issued in the Merger and (iii) the authorization required to be obtained from the Federal Communications Commission and from state public service or public utility commissions or other similar state regulatory bodies. Each party’s obligation to close is also subject to the accuracy of representations and warranties of, and compliance with, covenants by the other party to the Merger Agreement, in each case, as set forth in the Merger Agreement. Furthermore, each party’s obligation to close the Merger is subject to the absence of litigation by any governmental entity seeking to prohibit the Merger or limiting CenturyTel’s ability to control Embarq following the closing of the Merger or that could otherwise have a material adverse effect on the parties. The obligation of each party to close is also subject to the absence of any material adverse effect on the other party.

Embarq and CenturyTel have agreed to customary representations, warranties and covenants in the Merger Agreement.

The Merger Agreement contains certain termination rights for both Embarq and CenturyTel, including in the event that (i) the Merger is not consummated by July 26, 2008 (subject to a three month extension if the approval of both Embarq and CenturyTel’s shareholders has been obtained), (ii) Embarq’s stockholders do not adopt the Merger Agreement or (iii) CenturyTel’s shareholders do not approve the issuance of the Merger Consideration. The Merger Agreement further provides that, upon termination of the Merger Agreement under certain circumstances, Embarq may be obligated to pay CenturyTel a termination fee of $200 million and CenturyTel may be obligated to pay Embarq a termination fee of $140 million.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

CAUTIONARY STATEMENT

The Merger Agreement has been included to provide investors with information regarding its terms. Except for its status as the contractual document that establishes and governs the legal relations among the parties thereto with respect to the transactions described above, the Merger Agreement is not intended to be a source of factual, business or operational information about the parties. The representations, warranties and covenants made by the parties in the Merger Agreement are qualified as described in the Merger Agreement. Representations and warranties may be used as a tool to allocate risks among the parties, including where the parties do not have complete knowledge of all facts. Investors are not third party beneficiaries under the Merger Agreement and should not rely on the representations, warranties or covenants or any descriptions thereof as characterization of the actual state of facts or condition of Embarq, CenturyTel and Merger Sub, or any of their respective affiliates.

IMPORTANT INFORMATION FOR INVESTORS AND STOCKHOLDERS

In connection with the proposed transaction, CenturyTel will file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of CenturyTel and Embarq that also constitute a prospectus of CenturyTel, and will be sent to the shareholders of Embarq. Investors and security holders are urged to read the joint proxy statement/prospectus and any other relevant documents filed with the SEC when they become available, because they will contain important information about Embarq, CenturyTel and the proposed transaction. The joint proxy statement/prospectus and other documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from Embarq upon written request to Embarq Shareholder Relations, 5454 W. 110th Street Overland Park, Kansas 66211 or by calling (866) 591-1964, or from CenturyTel, upon written request to CenturyTel, 100 CenturyTel Drive, Monroe, Louisiana, 71203 Attention: Corporate Secretary.

Embarq, CenturyTel and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Embarq may be found in its 2007 Annual Report on Form 10-K filed with the SEC on February 29, 2008 and in its definitive proxy statement relating to its 2008 Annual Meeting of Shareholders filed with the SEC on March 17, 2008. Information about the directors and executive officers of CenturyTel may be found in its 2007 Annual Report on Form 10-K filed with the SEC on February 29, 2008 and definitive proxy statement relating to its 2008 Annual Meeting of Shareholders filed with the SEC on March 27, 2008. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants will also be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This document contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “may”, “can”, “believe”, “expect”, “project”, “intend”, “likely”, similar expressions and any other statements that predict or indicate future events or trends or that are not statements of historical facts. These forward-looking statements are subject to numerous risks and uncertainties. There are various important factors that could cause actual outcomes and results to differ materially from those in any such forward-looking statements. These factors include, but are not limited to, the following: failure to obtain the approval of the Embarq or CenturyTel shareholders for the Merger; failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory approvals; failure to consummate or delay in consummating the merger for other reasons; changes in laws or regulations; and changes in general economic conditions. Embarq and CenturyTel undertake no obligation (and expressly disclaim any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to Embarq’s and CenturyTel’s most recent Form 10-K, 10-Q and 8-K reports.

Item 8.01.	Other Events.

On October 26, 2008, Embarq and CenturyTel announced that they had entered into the Merger Agreement by press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference in its entirety.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of October 26, 2008, among Embarq Corporation, CenturyTel Inc., and Cajun Acquisition Company.

99.1	Press Release dated October 27, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Embarq Corporation

Date: October 27, 2008	By:	/s/ Claudia S. Toussaint
Claudia S. Toussaint
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of October 26, 2008, among Embarq Corporation, CenturyTel Inc., and Cajun Acquisition Company.

99.1	Press Release dated October 27, 2008.